EXHIBIT 10.1


                                                                   March 3, 2002


General Growth Properties, Inc.
GGP Limited Partnership
GGP Acquisition, L.L.C.
GGP Acquisition II, L.L.C.
110 North Wacker Drive
Chicago, Illinois  60606
Attention:  Bernard Freibaum

     Re: JP Realty, Inc. and Price Development Company, Limited Partnership

Gentlemen:

     Reference is made to the Agreement and Plan of Merger being executed concurrently herewith (the "Merger Agreement") among JP Realty, Inc., a Maryland corporation ("JP"), Price Development Company, Limited Partnership, a Maryland limited partnership ("JP Partnership"), General Growth Properties, Inc., a Delaware corporation ("General Growth"), GGP Limited Partnership, a Delaware limited partnership ("GGP"), GGP Acquisition, L.L.C., a Delaware limited liability company and a wholly-owned subsidiary of GGP ("Acquisition"), and GGP Acquisition II, L.L.C., a Maryland limited liability company and a wholly-owned subsidiary of GGP ("Partnership Acquisition"), pursuant to which Partnership Acquisition will merge with and into JP Partnership, with JP Partnership being the survivor, and JP will merge with and into Acquisition, with Acquisition being the survivor. (Capitalized terms used herein without definition shall have the meanings specified in the Merger Agreement.) Each of the undersigned (collectively, the "Holders") is the Beneficial Owner (as defined in Section 4(h)) of the number and type of shares of capital stock of JP ("Shares") or partnership interests in JP Partnership ("Partnership Interests" and collectively with the Shares, "Equity Interests") set forth opposite such Holder's name on Schedule I, and acknowledges that General Growth, GGP, Acquisition and Partnership Acquisition are entering into the Merger Agreement in reliance upon the execution and delivery of this letter agreement (the "Agreement") by each of the Holders.

     1.   Voting Rights.

          (a) Voting Agreement. During the Term, each Holder agrees to vote all Equity Interests Beneficially Owned by it ("Owned Interests") on matters as to which such Holder is entitled to vote at any annual or special meeting of the Holders of the Company or partners of JP Partnership (including any adjournments or postponements thereof), or by written consent without a meeting, as follows: (i) in favor of approval and adoption of the Merger Agreement, the Mergers, the JP Partnership Amendment and all related matters; (ii) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of JP or JP Partnership under the Merger Agreement or any agreement contemplated thereby; and (iii) against any action or agreement (other than the Merger Agreement or the transactions contemplated thereby) that would impede, interfere with, delay, postpone, adversely affect or attempt to discourage the Mergers, the transactions contemplated by the Merger Agreement or this Agreement.

          (b) Grant of Proxy. Each Holder hereby appoints GGP, with full power of substitution (GGP and its substitutes being referred to herein as the "Proxy"), as its attorney and proxy to vote, for the duration of the Term, all of its Owned Interests on matters as to which such Holder is entitled to (y) vote at a meeting of the Holders of JP or partners of JP Partnership or (z) express consent or dissent to corporate or partnership action in writing without a meeting, in each case, in the Proxy's absolute, sole and binding discretion on the matters specified in Section 1(a) above. During the Term, each Holder agrees that the Proxy may, in such Holder's name and stead, (i) attend any annual or special meeting of the stockholders of JP or partners of JP Partnership and vote all of such Holder's Owned Interests at any such annual or special meeting as to the matters specified in
     Section 1(a) above, and (ii) execute with respect to all of such Holder's Owned Interests any written consent to, or dissent from, corporate or partnership action respecting any matter specified in Section 1(a) above. During the Term, each Holder agrees to refrain from (A) voting at any annual or special meeting of the Holders of JP or partners of JP Partnership, (B) executing any written consent in lieu of a meeting of the Holders of JP or partners of JP Partnership, (C) exercising any rights of dissent with respect to its Owned Interests, and (D) granting any proxy or authorization to any person with respect to the voting of its Owned Interests, in each case, regarding the matters specified in Section 1(a) above, except pursuant to this Agreement, or taking any action contrary to or in any manner inconsistent with the terms, or the purpose or intent, of this Agreement. For the duration of the Term, each Holder agrees that this grant of proxy is irrevocable and coupled with an interest and agrees that the person designated as Proxy pursuant hereto may at any time name any other person as its substituted Proxy to act pursuant hereto, either as to a specific matter or as to all matters. Each Holder hereby revokes any proxy previously granted by it with respect to its Owned Interests as to the matters specified in Section 1(a) above. In discharging its powers under this Agreement, the Proxy may rely upon advice of counsel to GGP, and any vote made or action taken by the Proxy in reliance upon such advice of counsel shall be deemed to have been made in good faith by the Proxy.

          (c) Notice. During the Term, each Holder shall give notice to General Growth and GGP at least three business days prior to the taking of any action at an annual or special meeting of the stockholders of JP or partners of JP Partnership or by written consent, whether or not the taking of such action is governed by or subject to the provisions of Sections 1(a) or 1(b) above.

     2. Representations and Warranties of Holder. Each Holder represents and warrants to General Growth and GGP that the following representations and warranties are true and correct in all respects as of the date hereof, and will be and remain true in all respects through and as of the Closing Date, and that:

          (a) Ownership. Such Holder Beneficially Owns, and has the sole right to vote and dispose of the number and type of Owned Interests set forth opposite such Holder's name on Schedule I hereto. Such Holder has good, valid and, subject to the restrictions set forth in the JP Partnership Agreement with respect to Partnership Interests, marketable title to such Owned

     Interests.   Such  Holder  and  its  Affiliates   (other  than  JP  and  JP
     Partnership) do not Beneficially Own any other Equity Interests.

          (b) Due Authorization, etc. Such Holder has the legal capacity and full power and authority (including full corporate, partnership, trust, limited liability company or other power and authority, as the case may be) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized by all necessary corporate, partnership, trust, limited liability company or other action, as the case may be, on the part of such Holder and has been duly executed and delivered by such Holder. This Agreement constitutes the valid and legally binding obligation of such Holder, enforceable against such Holder in accordance with its terms.

          (c) No Restrictions on Equity Interests.

               (i) There are no restrictions on such Holder's voting rights pertaining to its Owned Interests. Such Holder Beneficially Owns its Owned Interests and such Owned Interests are, or will at Closing be, free and clear of any liens, charges, claims, pledges, security interests, mortgages, encumbrances or restrictions of any nature whatsoever (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing) (any of the foregoing, a "Lien").

               (ii) Except as provided in the JP Articles or JP Partnership Agreement or existing pledge agreements, there are no commitments, options, contracts or other arrangements under which such Holder is or may become obligated to sell, transfer or otherwise dispose of its Owned Interests.

          (d) No Conflicts. None of the execution and delivery of this Agreement by such Holder, the compliance by such Holder with all of the provisions of this Agreement or the consummation by such Holder of the transactions herein contemplated will conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of a Lien upon any of such Holder's Owned Interests, pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Holder is a party or by which such Holder is bound or to which any properties or assets of such Holder are subject, nor will such action result in any violation of the provisions of the governing instrument (including, without limitation, any trust agreement) of such Holder or any statute or any order, rule or regulation of any Governmental Entity having jurisdiction over such Holder or any of its properties or assets.

          (e) Consents/Approvals. Subject to any required filings under the Exchange Act, such Holder is not required to give any notice or make any report or other filing with any Governmental Entity in connection with the execution or delivery of this Agreement or the performance of such Holder's obligations hereunder, and no consent, approval, authorization, order, registration or qualification of or with any Governmental Entity or other person is required in order for such Holder to execute and deliver this Agreement, comply with all of the provisions of this Agreement and consummate the transactions contemplated by this Agreement.

     3.   No Transfer.

          (a) During the Term, each Holder agrees that it shall not, directly or indirectly:

               (i) sell, exchange or otherwise dispose of or enter into any contract, agreement or other arrangement to sell, exchange or otherwise dispose of any of its Owned Interests or any securities received or to be received by such Holder in respect thereof or in exchange therefor;

               (ii) create or suffer to exist any Lien (other than Liens existing on the date hereof) with respect to any of its Owned Interests or any securities received or to be received by such Holder in respect thereof or in exchange therefor;

               (iii) grant any options, rights or warrants or enter into any contracts, agreements or other arrangements to grant any options, rights or warrants with respect to any of its Owned Interests or any securities received or to be received by such Holder in respect thereof or in exchange therefor;

               (iv) grant any proxies or powers of attorney with respect to any Owned Interests regarding any matters specified in Section 1(a), deposit any Owned Interests into a voting trust, enter into a voting agreement with respect to any Owned Interests or tender any Owned Interests in a transaction other than a transaction contemplated by the Merger Agreement; or

               (v) take any action which is intended to have the effect of preventing or disabling such Holder from performing its obligations under this Agreement.

          (b) During the Term, each Holder agrees on behalf of itself and its officers, directors, employees, Affiliates, bankers, financial advisors, attorneys, accountants, brokers, finders, consultants or other representatives (collectively "Representatives") to be bound by the provisions of Sections 4.2(a) and (b) of the Merger Agreement as though it were a party thereto. The foregoing shall, as applicable, not restrict a Holder or its representatives on the Board of Directors of JP from taking actions to the same extent and in the same circumstances permitted for the Board of Directors of JP by the terms of the Merger Agreement.

     4.   Miscellaneous.

          (a) Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, sent by overnight courier (providing proof of delivery) or sent by telecopy (providing confirmation of transmission to the parties), postage prepaid to the parties at the following addresses or telecopy numbers (or at such other addresses or telecopy number as shall be specified by like notice):

               (i)     If to General Growth, GGP, Acquisition
                       or Partnership Acquisition:

                       110 North Wacker Drive
                       Chicago, Illinois  60606
                       Telecopy No. (312) 960-5463
                       Attention:  Mr. Bernard Freibaum

                       with a copy to:

                       Neal, Gerber & Eisenberg
                       2 North LaSalle Street
                       Suite 2200
                       Chicago, Illinois  60602
                       Telecopy No. (312) 269-1747
                       Attention:  Marshall E. Eisenberg, Esq.

               (ii) If to a Holder, to the address noted on Schedule I hereto.

          (b) Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          (c) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

          (d) Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the Merger Agreement and the other agreements entered into in connection with the Merger) (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and
     (b) is not intended to confer upon any person other than the parties hereto any rights or remedies.

          (e) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICT OF LAWS THEREOF. By the execution and delivery of this Agreement, each Holder appoints CSC - Lawyers Incorporating Service Company, 11 East Chase Street, Baltimore, MD 21202, as its agent upon which process may be served in any legal action or proceeding. Service of process upon such agent in the manner specified in Section 4(a) shall be deemed in every respect effective service of process upon such Holder in any legal action or proceeding.

          (f)  Assignment.  Neither  this  Agreement  nor  any  of  the  rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Notwithstanding the foregoing, Acquisition and Partnership Acquisition may assign, in their sole discretion, any of or all their respective rights, interests and obligations under this Agreement to any direct or indirect wholly owned subsidiary of General Growth and GGP with written notice to the Holders, but no such assignment shall relieve General Growth and GGP of any of its obligations hereunder. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective heirs, beneficiaries, remaindermen, personal representatives, executors, administrators, fiduciaries, successors and permitted assigns.

          (g) Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that General Growth, GGP, Acquisition and Partnership Acquisition shall be entitled to an injunction or injunctions (without any requirement for posting bond) to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal court located in Maryland or, to the extent such courts do not have subject matter jurisdiction, in any state court located in Maryland this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself (without making such submission exclusive) to the personal jurisdiction of any federal court located in Maryland or, to the extent such courts do not have subject matter jurisdiction, any state court located in Maryland in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court.

          (h) Certain Definitions. Unless the context otherwise requires, the following terms shall have the following respective meanings:

               (i) "Beneficial Owner" has the meaning set forth in Rule 13d-3(a) and (b) of the Rules and Regulations to the Exchange Act, and "Beneficially Owned" shall have a correlative meaning.

               (ii) "person" means a corporation, association, partnership, joint venture, organization, business, individual, trust, estate or any other entity or Group (within the meaning of Section 13(d)(3) of the Exchange Act).

          (i) Changes in Capital Structure. In the event of any stock split, stock dividend, combination, merger, reorganization, recapitalization or other change in the capital structure of JP affecting the Shares or the acquisition or receipt of additional Shares or other securities or rights of JP or any other person by a Holder upon conversion or exercise of any other securities or otherwise, the number of Shares shall be adjusted appropriately, and this

     Agreement and the obligations hereunder shall attach to any additional Shares or other securities or rights of JP or any other person issued to or acquired by such Holder. Comparable adjustments shall be made with respect to Partnership Interests, and this Agreement and the obligations hereunder shall attach to any additional Partnership Interests or other securities or rights of JP Partnership or any other person issued to or acquired by a Holder.

          (j) Term. The term (the "Term") of this Agreement shall commence on the date hereof and terminate on the earlier to occur of (i) the termination of the Merger Agreement in accordance with its terms and (ii) consummation of the Mergers.

          (k) Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

          (l) Waiver of Jury Trial. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, FOR ITSELF AND FOR THE THIRD PARTY BENEFICIARIES HEREUNDER, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          (m) Time of Essence. Time is of the essence of each and every provision of this Agreement.

          (n) Other Provisions. Each Holder agrees to execute all additional writings, consents and authorizations as may be reasonably requested by General Growth, GGP, Acquisition or Partnership Acquisition to evidence the agreements herein. The representations, warranties and covenants of the parties contained herein shall survive the Closing. No Holder shall issue any press release or make any public announcement which addresses in any manner the transactions contemplated by this Agreement nor permit any of its Representatives to do the same without the prior written approval of General Growth, GGP, Acquisition and Partnership Acquisition, except as may be required by applicable Law, court process or by any listing obligations pursuant to any listing agreement with any national securities exchange (in which case the disclosing party will use its commercially reasonable efforts to advise the other parties prior to making the disclosure).

     Please indicate your agreement with the foregoing by signing a copy of this Agreement in the space indicated below.

                               Very truly yours,

                               FAIRFAX HOLDING, L.L.C.


                               By:   /s/ John Price
                                   ---------------------------
                                   John Price

                               By: JPET II Company, Limited Partnership,
                                   a Utah limited partnership


                                   By: /s/ John Price
                                       --------------------------
                                       John Price, General Partner


                               By: Fairfax Realty, Inc., a Utah corporation


                                   By: /s/ John Price
                                       --------------------------
                                       John Price, President

                               BOISE MALL INVESTMENT COMPANY

                                   Fairfax Holding, L.L.C. ,
                                   a Utah limited liability company,
                                   its general partner


                                   By: /s/ John Price
                                       --------------------------
                                       John Price, General Partner


                               CACHE VALLEY PARTNERSHIP

                                   Fairfax Holding, L.L.C. ,
                                   a Utah limited liability company,
                                   its general partner


                                   By: /s/ John Price
                                       --------------------------
                                       John Price, General Partner

                               NORTH PLAINS DEVELOPMENT COMPANY

                                   Fairfax Holding, L.L.C. ,
                                   a Utah limited liability company,
                                   its general partner


                                   By: /s/ John Price
                                       --------------------------
                                       John Price, General Partner


                               NORTH PLAINS LAND COMPANY

                                   Fairfax Holding, L.L.C. ,
                                   a Utah limited liability company,
                                   its general partner


                                   By: /s/ John Price
                                       --------------------------
                                       John Price, General Partner



                               PINE RIDGE DEVELOPMENT COMPANY

                                   Fairfax Holding, L.L.C. ,
                                   a Utah limited liability company,
                                   its general partner


                                   By: /s/ John Price
                                       --------------------------
                                       John Price, General Partner


                               PINE RIDGE LAND COMPANY

                                   Fairfax Holding, L.L.C. ,
                                   a Utah limited liability company,
                                   its general partner


                                   By: /s/ John Price
                                       --------------------------
                                       John Price, General Partner

                               PRICE 800 COMPANY

                                   Fairfax Holding, L.L.C. ,
                                   a Utah limited liability company,
                                   its general partner


                                   By: /s/ John Price
                                       --------------------------
                                       John Price, General Partner


                                    JPET II Company, Limited Partnership,
                                    a Utah limited partnership,
                                    its general partner


                                    By:        /s/ John Price
                                             --------------------------
                                             John Price, General Partner


                               PRICE COMMERCE

                                   Fairfax Holding, L.L.C. ,
                                   a Utah limited liability company,
                                   its general partner


                                   By: /s/ John Price
                                       --------------------------
                                       John Price, General Partner


                               PRICE EAST BAY COMPANY

                                   Fairfax Holding, L.L.C. ,
                                   a Utah limited liability company,
                                   its general partner


                                   By: /s/ John Price
                                       --------------------------
                                       John Price, General Partner

                               PRICE EUGENE BAILEY COMPANY

                                   Fairfax Holding, L.L.C. ,
                                   a Utah limited liability company,
                                   its general partner


                                   By: /s/ John Price
                                       --------------------------
                                       John Price, General Partner


                               PRICE FREMONT COMPANY

                                   Fairfax Holding, L.L.C. ,
                                   a Utah limited liability company,
                                   its general partner


                                   By: /s/ John Price
                                       --------------------------
                                       John Price, General Partner


                               PRICE GLENDALE COMPANY

                                   Fairfax Holding, L.L.C. ,
                                   a Utah limited liability company,
                                   its general partner


                                   By: /s/ John Price
                                       --------------------------
                                       John Price, General Partner

                               PRICE OREM INVESTMENT COMPANY


                               By: /s/ John Price
                                   ---------------------------
                                   John Price, General Partner


                                   Fairfax Holding, L.L.C. ,
                                   a Utah limited liability company,
                                   its general partner


                                   By: /s/ John Price
                                       --------------------------
                                       John Price, General Partner


                               PRICE PLAZA 800 COMPANY

                                   Fairfax Holding, L.L.C. ,
                                   a Utah limited liability company,
                                   its general partner


                                   By: /s/ John Price
                                       --------------------------
                                       John Price, General Partner


                               PRICE RIVERSIDE COMPANY

                                   Fairfax Holding, L.L.C. ,
                                   a Utah limited liability company,
                                   its general partner


                                   By: /s/ John Price
                                       --------------------------
                                       John Price, General Partner

                               PRICE ROCK SPRINGS COMPANY

                                   Fairfax Holding, L.L.C. ,
                                   a Utah limited liability company,
                                   its general partner


                                   By: /s/ John Price
                                       --------------------------
                                       John Price, General Partner


                               PRICE TAYWIN COMPANY


                               By:  /s/ John Price
                                    --------------------------
                                    John Price, General Partner


                               RED CLIFFS MALL INVESMENT COMPANY

                                   Fairfax Holding, L.L.C. ,
                                   a Utah limited liability company,
                                   its general partner


                                   By: /s/ John Price
                                       --------------------------
                                       John Price, General Partner


                               TECH PARK II COMPANY

                                   Fairfax Holding, L.L.C. ,
                                   a Utah limited liability company,
                                   its general partner


                                   By: /s/ John Price
                                       --------------------------
                                       John Price, General Partner

                               John Price


                               By: /s/ John Price
                                   ---------------------------
                                   John Price

ACCEPTED AS OF THE DATE
FIRST ABOVE WRITTEN.

GENERAL GROWTH PROPERTIES, INC.


By:        /s/ Bernard Freibaum
         --------------------------------------------
         Name:  Bernard Freibaum
         Title:  Executive Vice President

GGP LIMITED PARTNERSHIP

         By:      GENERAL GROWTH PROPERTIES,
                  INC., General Partner


                  By:        /s/ Bernard Freibaum
                           --------------------------------------------
                           Name:  Bernard Freibaum
                           Title:  Executive Vice President



GGP ACQUISITION, L.L.C.

         By:      GGP LIMITED PARTNERSHIP,
                  Member

                  By:      GENERAL GROWTH PROPERTIES,
                           INC., General Partner


                           By:        /s/ Bernard Freibaum
                                    --------------------------------------------
                                    Name:  Bernard Freibaum
                                    Title:  Executive Vice President



GGP ACQUISITION II, L.L.C.

         By:      GGP LIMITED PARTNERSHIP,
                  Member

                  By:      GENERAL GROWTH PROPERTIES,
                           INC., General Partner


                           By:        /s/ Bernard Freibaum
                                    --------------------------------------------
                                    Name:  Bernard Freibaum
                                    Title:  Executive Vice President